NYSE: GTN
Gray Media, Inc.
Quarterly Investor Update

May 7, 2026

Reflects March 2026 Quarterly and
2025 Full-Year Results



Gray Media, Inc.

A multimedia company headquartered in Atlanta, Georgia, Gray Media, Inc. ("Gray Media," "Gray," or the "Company") owns local television stations and digital assets serving 120 television markets that collectively reach approximately 37 percent of US television households. The portfolio includes 81 markets with the top-rated television station and 103 markets with the first and/or second highest rated television station during 2025 of our 119 markets ranked by Nielsen, as well as the largest Telemundo Affiliate group with 47 markets.

The company also owns Gray Digital Media, a full-service digital agency offering national and local clients digital marketing strategies with the most advanced digital products and services. Gray's additional media properties include video production companies Raycom Sports, Tupelo Media Group, and PowerNation Studios, and studio production facilities Assembly Atlanta and Third Rail Studios.

This presentation contains certain forward-looking statements that are based largely on Gray Media's current expectations and reflect various estimates and assumptions by company management. These statements may be identified by words such as "estimates," "expect," "anticipate," "will," "implied," "assume" and similar expressions. In addition, statements in this presentation relating to the value and growth opportunities for revenues are based on Gray's current expectations and beliefs and therefore constitute forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, include the inability to achieve estimates of future revenue and expenses, the inability to complete recently announced acquisitions within the expected timeframes, or at all, including as a result of failure to obtain necessary FCC or other regulatory approvals, the inability to achieve anticipated benefits of such acquisitions, and other future events.

Gray is subject to additional risks and uncertainties described in the company's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

RAYCOM Sports | GDM gray digital media | Assembly | INVESTIGATE | POWERNATION STUDIOS | TUPELO HONEY | THIRD RAIL | LOCAL NEWS LIVE

Largest Owner of Top-Rated TV Stations

Leading Station Portfolio Drives Industry Leading Revenue per Gross TV Household

- **70%** — #1 station in 81 of 119 Nielsen measured markets
- **89%** — #1 and/or #2 station in 103 of 119 Nielsen measured markets
- **37%** — US TV household reach across 120 full-power TV markets
- **10** — Most National Murrow Awards of any media company highlighting dedication to journalistic excellence
- **15** — 16 Broadcast Sports Networks airing 19 MLB, 13 NBA, 8 NHL, 6 WNBA and numerous NCAA and MiLB teams

Maintaining Strong Network Affiliate Relationships and Diversification


FOX
28 O&O channels
(Expire 2027 2H)*
abc
26 O&O Channels
(Expire 12/31/28)*
NBC
54 O&O channels
(Expire 12/31/28)*
CBS
53 O&O channels
(Expire 2027 2H)*
17%
16%
34%
33%

*Affiliate counts and expiration dates as of March 26, 2026

Gray Media's 1Q26 Results

	Guidance Issued Feb 26, 2026	Reported Results First Quarter 2026
Core Advertising Revenue – *Above Guidance*	$344	$352
Political Revenue – *High-End of Guidance Range*	$25 - $30	$30
Total Revenue – *High-End of Guidance Range*	$755 - $770	$768
Net Retransmission Revenue*– *Below Guidance* (Distribution dispute with an MVPD)	$148 - $150	$142
Broadcasting Expense – *Low-End of Guidance Range*	$555 - $560	$555
Corporate Expense – *Above Guidance* (Primarily due to transaction-related expenses)	$30 - $35	$39

Amounts shown in millions of dollars. Gray provided Guidance in our 4Q25 earnings press release issued on February 26, 2026. Expense line items exclude depreciation, amortization, impairment and gain or loss on disposal of assets.

* Net Retransmission Revenue is calculated as retransmission consent revenue less broadcast network affiliation fees.

Selected Operating Results

($ in Millions)	Quarter Ending Mar. 31 2026	Quarter Ending Mar. 31 2025	Year Ending Dec. 31 2025	Year Ending Dec. 31 2024
Revenue (less agency commissions):				
Core advertising	$ 352	$ 344	$ 1,452	$ 1,490
Political advertising	30	13	42	497
Retransmission consent	339	379	1,429	1,482
Other	18	19	65	70
Total broadcasting revenue	739	755	2,988	3,539
Production companies	29	27	107	105
Total revenue	$ 768	$ 782	$ 3,095	$ 3,644
Operating expenses*:				
Broadcasting	$ 555	$ 577	$ 2,239	$ 2,317
Production companies	$ 28	$ 20	$ 95	$ 83
Corporate and administrative	$ 39	$ 32	$ 113	$ 104
Net (loss) income	$ (20)	$ (9)	$ (85)	$ 375
Adjusted EBITDA**	$ 154	$ 160	$ 670	$ 1,162

$3.3 Billion L8QA Total Revenue

$935 Million L8QA Leverage Ratio Denominator***

2.56x Consolidated First Lien Net Leverage Ratio ***

3.79x Consolidated Secured Net Leverage Ratio ***

5.94x Consolidated Total Net Leverage Ratio ***

*Operating expenses exclude depreciation, amortization, impairment and gain (loss) on disposal of assets, net.
** See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net (loss) income included herein.
*** Leverage ratios on March 31, 2026. See description and calculation of Leverage Ratio Denominator, Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio and Consolidated Total Net Leverage Ratio, in each case, calculated as specified in our Senior Credit Agreement, included herein.

M&A Update

M&A Expected to Improve Consolidated Total Net Leverage Ratio by ~0.25x

- Bahakel Communications - $25 million, acquired WBBJ, closed February 13, 2026
- Allen Media – $56 million, acquired stations in 3 markets, closed March 27, 2026
- Allen Media – $115 million, acquired stations in 7 markets, closed May 1, 2026
- Block - $80 million, acquired stations in 3 markets, closed May 6, 2026
- Transactions Pending
  - Sagamore Hill Broadcasting $2 million, acquiring stations in 2 markets
  - Scripps Swap – Non-cash
    - Acquiring stations in 2 markets and divesting stations in 3 markets

Transactions increase horizontal and vertical scale with addition of four new markets and with addition of Big Four affiliated stations in several existing markets.

Gray Consistently Outperforms its Peers Across Key Categories

($ in actuals)


% Difference to Peers
2025A Core Revenue / Gross TVHH
gray
$32
Peer Average
$22
+45%
2025A Gross Retrans Revenue / Gross TVHH
$31
$27
+15%
2022A Political Revenue / Gross TVHH
$12
$6
+102%
2024A Political Revenue / Gross TVHH
$11
$6
+69%
Peer Group: 1 SINCLAIR 2 SCRIPPS 3 TEGNA 4 (Prior to Transaction)

Source: Company filings, Nielsen, SNL Kagan
Note: 2020 and 2024 TVHH per Nielsen
[1] TVHH includes Mission Broadcasting; As reported and unadjusted for TEGNA transaction; Core Revenue implied based on the year-over-year reduction in non-political advertising per company filings; Retrans Revenue presented as Distribution Revenue; | [2] Core Revenue as reported; Retrans Revenue presented as Distribution Revenue | [3] Includes owned and operated Ion stations; Consolidated Core Revenue as reported; Retrans Revenue presented as consolidated Distribution Revenue; As reported Political revenue | [4] As reported; Core Revenue presented as Advertising and Marketing Services; Retrans Revenue presented as Distribution Revenue

Net Retransmission Revenue*


Retransmission Consent Revenue for
Stations Owned as of December 31, 2025
($ in millions)
$1,276
$1,429
$1,496
$1,532
$1,482
$1,429
$732
$842
$903
$937
$932
$882
$544
$587
$593
$595
$550
$547
2020
2021
2022
2023
2024
2025
Net Retransmission Revenue
Network Affiliation Fees

Improving Market Dynamics

- ✓ Net Retransmission Revenue* returned to growth in Q4'25
- ✓ Underlying subscriber trends continue to improve due to bundling options and more sports on local broadcasting
- ✓ Gray's network affiliation fees declined for the first time in 2024 and meaningfully declined in 2025
- ✓ Gray's retransmission cycle began again completing negotiations with 39% of traditional MVPD subscribers in 2026 H1; thereafter: none in 2026 H2, 17% in 2027 H1, and 44% in 2027 H2

Note: Q1'26 and Q2'26 Net Retransmission Revenue impacted by an MVPD distribution dispute

* Net Retransmission Revenue is a non-GAAP term and is defined as Retransmission consent revenue less network affiliation fees. See definition of non-GAAP terms included herein.

The Strongest Local News Stations Across the Most Competitive Political Markets in 2026

- Political campaigns spend to win, and political campaigns find their most coveted audiences on strong local news TV stations.
- Historically, US Senate races have generated the largest share of Gray's net political ad revenues. Below, Gray's 2022 Political Ad Revenue by Race:



Other
3%
Issue/Ballot
6%
Local
17%
35%
US Senate
19%
Governor
20%
US House

As 2026 begins, the US Senate and US House are roughly evenly split between the two political parties; a historically high number of House seats will be open races; new House maps in several states shuffle local constituencies; and Gray's stations have meaningful exposure to numerous competitive federal, state and local races.

Key 2026 Races with Meaningful Exposure to Gray Markets

US Senate
28 of 35 Races, and all 11 Competitive Races
(AK, GA, IA, ME, MI, MN, NC, NE, NH, OH, TX)

Gubernatorial
30 of 38 Races, and 11 of 12 Competitive Races
(AK, AZ, GA, IA, KS, ME, MI, NH, NV, OH, WI)

US House
27 Competitive Races

Competitive races are those ranked "lean," "likely" or "toss-up" by Cook Political Report in the most recent ratings as of the date hereof.

Gray Excels at Political Advertising Revenue

Gray's portfolio of top-rated stations consistently deliver the highest political ad revenue on a *per TV household basis, outperforming peers cycle after cycle*



2024 Political Ad Revenue Per TV Household
$10.83
$8.36
$7.49
$5.72
$4.06
$6.41
gray
SINCLAIR
TEGNA
Nexstar
SCRIPPS
Peer Average



2022 Political Ad Revenue Per TV Household
$11.50
$7.38
$7.03
$5.96
$2.36
$5.68
gray
SINCLAIR
TEGNA
Nexstar
SCRIPPS
Peer Average

Source: Company filings, Nielsen, SNL Kagan
Note: 2022 and 2024 TVHH per Nielsen

Proactively Managing Debt Maturities

Capitalization

($ in millions)	3/31/2026 Actual	Cumulative Leverage
Cash	$ 259	
Revolver due 12/1/2028 (S +225) (1)	$ -	-x
Term Loan D due 12/1/2028 (S + 300 + 11 bps CSA)	739	0.8x
Term Loan F due 6/4/2029 (S + 525)	10	0.8x
10.5% 1L Senior Secured Notes due 7/15/2029	1,125	2.0x
7.25% 1L Senior Secured Notes due 8/15/2033	775	2.8x
Total outstanding principal secured by first lien	$ 2,649	2.8x
Consolidated First Lien Net Debt ("Consolidated First Lien Net Leverage Ratio"*)	**$ 2,390**	**2.56x**
9.625% 2nd Lien Notes due 7/15/2032	1,150	4.1x
Total outstanding principal secured by a lien (2)	$ 3,805	4.1x
Consolidated Secured Net Debt (2) ("Consolidated Secured Net Leverage Ratio"*)	**$ 3,546**	**3.79x**
4.750% Senior Unsecured Notes due 10/15/2030	790	4.9x
5.375% Senior Unsecured Notes due 11/15/2031	1,219	6.2x
Total outstanding principal, including current portion (3) (4)	$ 5,809	6.2x
Consolidated Total Net Debt (2) (4) ("Consolidated Total Net Leverage Ratio"*)	**$ 5,555**	**5.94x**
Leverage Ratio Denominator*		**$ 935**
Total Liquidity (Cash + Available Revolver + Available AR Securitization)	**$ 1,004**	

Note: Term Loan F was redeemed in full in April 2026

(1) Revolver commitment $750 million due 12/1/28

(2) 2nd lien and total leverage ratios include capital leases and outstanding undrawn letters of credit

(3) Total outstanding principal include capital leases

(4) Excludes $400 million drawn under AR Securitization and $650 million of outstanding Series A preferred equity

* See description and calculation of Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio, and Consolidated Total Net Leverage Ratio included herein, in each case, calculated as specified in our Senior Credit Agreement.

Debt Maturity Profile


($ in millions)
No maturities until after the '26 and '28 political cycles
Revolver
$739
$1,125
$790
$1,219
$1,150
$775
2026
2027
2028
2029
2030
2031
2032
2033
1L Secured
2L Secured
Unsecured
Revolver Drawn
Revolver

Source: Company filings

Note: Excludes $400 million non-recourse off balance sheet AR Securitization Facility, $650 million of Preferred Stock and $10 million outstanding balance of Term Loan F due 2029that was repaid in April 2026.

Multi-Pronged Delevering Approach

Intense focus on managing liquidity, 1L/Junior capital mix, maturity towers, and allocating capital to reduce debt and leverage[1]

2025 Capital Markets Activity

- ✓ Issued 9.625% 2L Secured Notes due 2032 in July to proactively extend portfolio duration while reducing 1L leverage and in December to repay a portion of the 10.5% 1L Secured Notes
- ✓ Issued 7.25% 1L Secured Notes due 2033 to refinance a portion of the Term Loan D and Term Loan F
- ✓ Upsized and extended duration of $750 million Revolver for additional liquidity and flexibility

Reduce Debt / Leverage Through 2026 Political Cycle

- Next maturities: Revolver ($750 million, $0 outstanding) and Term Loan D ($739 million) due December 1, 2028
- Evaluate opportunities to utilize cash flow to reduce debt and leverage
- Reduced principal outstanding by $520 million in the 2024 political cycle
- Close, integrate and evaluate additional de-leveraging M&A opportunities

1L Refinancing to Further Extend Maturities

- Monitor market opportunities to refinance remaining 1L Debt as market and other conditions allow
- Lower quantum of debt and leverage should drive down interest expense

Reduce Debt / Leverage Through 2028 Political Cycle

- Continue to focus on reduction of Net Leverage and reducing interest cost
- Monitor market opportunities to refinance unsecured notes

Note: This approach is based largely on Gray Media's current expectations and reflects various estimates and assumptions by company management. It is subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from the intention set forth on this slide.

[1] Subject to market conditions, business performance and other factors, our current intention to manage our capital structure is set forth below.

Non-GAAP Terms

This earnings release includes certain non-GAAP financial measures, including "Adjusted EBITDA" and "Net Retransmission Revenue." We present these measures, in addition to results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), because management believes they are useful in evaluating the performance of the business. Adjusted EBITDA is calculated as net income (loss), adjusted for income tax expense (benefit), interest expense, gain or loss on extinguishment of debt, non-cash stock-based compensation costs, non-cash 401(k) expense, depreciation, amortization of intangible assets, impairment of goodwill and other intangible assets, impairment of investments, loss (gain) on asset disposals and certain other miscellaneous items. Net Retransmission Revenue is calculated as retransmission consent revenue less broadcasting network affiliation fees. We consider Adjusted EBITDA and Net Retransmission Revenue to be indicators of our operating performance.

In addition to results prepared in accordance with GAAP, "Leverage Ratio Denominator" is a metric that management uses to calculate our compliance with certain financial covenants in our indebtedness agreements. This metric is calculated as specified in our Senior Credit Agreement and is a significant measure that represents the denominator of a formula used to calculate compliance with certain material financial covenants within the Senior Credit Agreement that govern our ability to incur indebtedness, incur liens, make investments and make restricted payments, among other limitations usual and customary for credit agreements of this type. Accordingly, management believes this metric may be useful to investors to understand how we assess compliance with our Senior Credit Agreement. Leverage Ratio Denominator gives effect to the revenue and broadcast expenses of all completed acquisitions and divestitures as if they had been acquired or divested, respectively, on April 1, 2024. It also gives effect to certain operating synergies expected from the acquisitions and related financings and adds back professional fees incurred in completing the acquisitions. Certain of the financial information related to the acquisitions, if applicable, has been derived from, and adjusted based on, unaudited, un-reviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the completeness or accuracy of such information, or that our actual results would not differ materially from this financial information if the acquisitions had been completed on the stated date. In addition, the presentation of Leverage Ratio Denominator as determined in the Senior Credit Agreement and the adjustments to such information, including expected synergies, if applicable, resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act of 1933, and should not be relied upon as indicative of future results. Leverage Ratio Denominator, as determined in the Senior Credit Agreement, represents an average amount for the preceding eight quarters then ended.

Specified Transaction Costs and Expenses are defined in our Senior Credit Agreement and include incremental expenses incurred specific to acquisitions and divestitures, including but not limited to legal and professional fees, severance and incentive compensation, and contract termination fees. We present certain line items from our selected operating data, net of Transaction Related Expenses, in order to present a more meaningful comparison between periods of our operating expenses and our results of operations.

Our "Consolidated First Lien Net Debt," "Consolidated First Lien Net Debt Ratio," "Consolidated Secured Net Debt," "Consolidated Secured Net Leverage Ratio," "Consolidated Total Net Debt," and "Consolidated Total Net Leverage Ratio," in each case presented net of all cash, represents the amount of outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement for the applicable amount of indebtedness.

These non-GAAP measures are not defined by GAAP, and our definitions may differ from, and therefore may not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such measures are used by management in addition to, and in conjunction with, results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Calculation of Leverage Ratio Denominator, Consolidated First Lien Net Leverage Ratio, Consolidated Secured Net Leverage Ratio, and Consolidate Total Net Leverage Ratio, as each is defined in our Senior Credit Agreement (Unaudited):

		Eight Quarters Ended March 31, 2026
		(in millions)
Net income	$	183
Adjustments to reconcile from net income to Leverage Ratio Denominator as defined in our 2019 Senior Credit Facility:		
Depreciation		274
Amortization of intangible assets		230
Non-cash stock-based compensation		46
Non-cash 401(k) expense		-
Loss on disposal of assets, net		-
Gain on disposal of investment, not in the ordinary course		2
Interest expense		961
Gain on early extinguishment of debt		(24)
Income tax expense		50
Impairment of investments, goodwill and other intangible assets		74
Amortization of program broadcast rights		55
Payments for program broadcast rights		(55)
Pension expense		2
Contributions to pension plans		-
Adjustments for unrestricted subsidiaries		37
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period		25
Specified Transaction Costs and Expenses		10
Total eight quarters ended March 31, 2026	$	1,870
Leverage Ratio Denominator (total eight quarters ended March 31, 2026, divided by 2)	$	935

		March 31, 2026
		(dollars in millions)
Total outstanding principal secured by a first lien	$	2,649
Cash		(259)
Consolidated First Lien Net Debt	$	2,390
Consolidated First Lien Net Leverage Ratio (maximum permitted incurrence is 3.5 to 1.00) (1)		2.56
Total outstanding principal secured by a lien	$	3,805
Cash		(259)
Consolidated Secured Net Debt	$	3,546
Consolidated Secured Net Leverage Ratio (maximum permitted incurrence is 5.50 to 1.00) (2)		3.79
Total outstanding principal, including current portion	$	5,809
Letters of credit outstanding		5
Cash		(259)
Consolidated Total Net Debt	$	5,555
Consolidated Total Net Leverage Ratio (maximum permitted incurrence is 7.00 to 1.00)		5.94

(1) At any time any amounts are outstanding under our revolving credit facility, our maximum Consolidated First Lien Net Leverage Ratio cannot exceed 4.25 to 1.00.

(2) For our 9.625% senior secured second lien notes due 2032 the maximum permitted Second Lien incurrence is 4.5 to 1.00.

See definitions of non-GAAP terms included herein.

Quarterly Non-GAAP Reconciliations

Adjusted EBITDA (Unaudited)

	Three Months Ended March 31,		
	2026	2025	2024
	(in millions)	(in millions)	
Net (loss) income	$ (20)	$ (9)	$ 88
Adjustments to reconcile from net (loss) income to Adjusted EBITDA			
Depreciation	33	34	36
Amortization of intangible assets	32	29	31
Non-cash stock-based compensation	8	7	6
(Gain) loss on disposal of assets, net	-	(2)	-
Miscellaneous (income) expense, net	(8)	(1)	(110)
Interest expense	117	118	115
(Gain) loss on early extinguishment of debt	-	(1)	-
Income tax (benefit) expense	(8)	(15)	31
Adjusted EBITDA	**$ 154**	**$ 160**	**$ 197**
Supplemental Information:			
Amortization of deferred financing costs	4	4	3
Preferred stock dividends	13	13	13
Common stock dividends	8	8	8
Purchases of property and equipment	19	15	34

Full-Year Non-GAAP Reconciliations

Adjusted EBITDA (Unaudited)

	Year Ended December 31,		
	2025	2024	2023
		(in millions)	
Net (loss) income	$ (85)	$ 375	$ (76)
Adjustments to reconcile from net (loss) income to Adjusted EBITDA:			
Depreciation	133	144	145
Amortization of intangible assets	104	125	194
Impairment of goodwill and other intangible assets	30	-	43
Non-cash stock-based compensation	22	22	20
Non-cash 401(k) expense	-	-	10
(Gain) loss on disposal of assets, net	(11)	20	21
Miscellaneous expense (income), net	1	(117)	(7)
Impairment of investments	20	25	29
Interest expense	474	485	440
Loss (gain) on early extinguishment of debt	10	(34)	3
Income tax (benefit) expense	(28)	117	(6)
Adjusted EBITDA	**$ 670**	**$ 1,162**	**$ 816**
Supplemental Information:			
Pension expense (benefit)	$ 4	$ (3)	$ (2)
Contribution to pension plan	-	-	4
Amortization of deferred loan costs	16	15	12
Preferred stock dividends	52	52	52
Common stock dividends	33	32	30
Purchases of property and equipment (2)	74	97	108
Income taxes paid, net	38	135	50

(2) Excludes $34 million, $46 million and $240 million related to the Assembly Atlanta project in 2025, 2024 and 2023, respectively.

gray

Content • Community • Culture



4370 Peachtree Rd, NE

Atlanta, GA 30319

NYSE: GTN

www.graymedia.com

Investor Relations Contact: Alan Gould, (404) 266-8333, alan.gould@graymedia.com